Grant Thornton

December 18, 2012

U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

Grant Thornton LLP
666 Third Avenue, 13th Floor
New York, NY 10017-4011
T 212.599.0100
F 212.370.4520
www.GrantThornton.com

Re: KIT digital, Inc.
File No. 001-34437

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of KIT digital, Inc. dated December 18, 2012, and agree with the statements concerning our Firm contained therein.

Very truly yours,

Grant Thornton LLP